Fair Value Measurements	12 Months Ended
Apr. 30, 2011
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS
8. FAIR VALUE MEASUREMENTS
Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. We categorize the fair values of assets and liabilities into three levels based upon the assumptions (inputs) used to determine those values. Level 1 provides the most reliable measure of fair value, while Level 3 generally requires significant management judgment. The three levels are:
Level 1 Quoted prices (unadjusted) in active markets for identical assets or liabilities
Level 2 Observable inputs other than those in Level 1, such as:
•	quoted prices for similar assets and liabilities in active markets;

•	quoted prices for identical or similar assets and liabilities in markets that are not active; or

•	other inputs that are observable or can be derived from or corroborated by observable market data
Level 3 Unobservable inputs that are supported by little or no market activity
This table summarizes the assets and liabilities measured at fair value on a recurring basis in the accompanying consolidated balance sheets:

	Level 1	Level 2	Level 3	Total
April 30, 2010:
Assets:
Currency derivatives	$—	$6	$—	$6
Liabilities:
Currency derivatives	—	6	—	6

April 30, 2011:
Assets:
Commodity derivatives	5	—	—	5
Interest rate swaps	—	3	—	3
Liabilities:
Currency derivatives	—	25	—	25
We determine the fair values of our commodity derivatives (futures and options) primarily using quoted contract prices on futures exchange markets. For these instruments, we use the closing contract price as of the balance sheet date. We determine the fair values of our currency derivatives (forwards and options) and interest rate swaps using standard valuation models. The significant inputs used in these models are readily available in public markets or can be derived from observable market transactions. Inputs used in these standard valuation models include the applicable exchange rate, forward rates and discount rates for the currency derivatives and include interest-rate yield curves for the interest rate swaps. The standard valuation model for foreign currency options also uses implied volatility as an additional input. The discount rates are based on the historical U.S. Treasury rates, and the implied volatility specific to individual foreign currency options is based on quoted rates from financial institutions.
We measure some assets and liabilities at fair value on a nonrecurring basis; that is, we do not measure them at fair value on an ongoing basis, but we do adjust them to fair value in certain circumstances (for example, when we determine that an asset is impaired). The fair values of assets and liabilities measured at fair value on a nonrecurring basis during fiscal 2011 were not material as of April 30, 2011.